UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 8, 2015

SOUND FINANCIAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35633	45-5188530
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2005 5th Avenue, Second Floor, Seattle, Washington	98121
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (206) 448-0884

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On April 8, 2015, Sound Community Bank (the "Bank"), the wholly owned operating subsidiary of Sound Financial Bancorp, Inc. (the "Company"), announced the hiring of Elliott Pierce to serve as Senior Vice President, Chief Credit Officer of Sound Community Bank.

On April 13, 2015, the Company issued a press release announcing the appointment of Kathleen B. Cook to the Boards of Directors of the Company and the Bank.   Mrs. Cook's appointment was initially reported by the Company under a Current Report on Form 8-K filed with the Securities Exchange Commission on April 2, 2015.

A copy of the press releases are attached to this Current Report as Exhibit 99.1 and 99.2, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUND FINANCIAL BANCORP, INC.

Date:	April 14, 2015	By:	/s/ Laura Lee Stewart
Laura Lee Stewart, President and CEO